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                            Exhibit A                                                       [logo]
                         Organizational Chart
                                                                                            PAULA Financial & Subsidiares
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                                                ________________________
                                               |                        |
                                               |     PAULA Financial    |_______________________________________________________
                                               |________________________|                                                       |
                                                            |                                                                   |
                                                            |                                                                   |
                                                           100%                                                                90%
                                                            |                                                                   |
          __________________________________________________|________________________________________________________           |
         |                |                |                |                  |                   |                 |          |
         |                |                |                |                  |                   |                 |          |
 ________|_______  _______|________  ______|______  ________|________  ________|________  _________|________  _______|_______   |
|                ||                ||             ||                 ||                 ||                  ||               |  |
|                ||                ||             ||  Pan American   || PAULA Trading   ||                  ||  Pan Pacific  |  |
|PAULA Insurance ||PAULA Assurance ||Pan American || Underwriters    ||     Company     ||     Agri-Comp    ||   Benefit     |  |
|   Company      ||   Company      ||Underwriters,||Insurance Agents ||Insurance Agents || Insurance Agency,||Administrators,|  |
|                ||                ||    Inc.     ||and Brokers, Inc.||and Brokers, Inc.||      Inc.        ||     Inc.      |  |
|________________||________________||_____________||_________________||_________________||__________________||_______________|  |
                                                                                                                     |          |
                                                                                                                     |          |
                                                                                                                    10%         |
                                                                                                                     |          |
                                                                                                              _______|_______   |
                                                                                                             |               |  |
                                                                                                             |  PAULA Mexico |__|
                                                                                                             |  S.A. de C.V. |
                                                                                                             |               |
                                                                                                             |_______________|
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